UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2011

Cyalume Technologies Holdings, Inc.
 __________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	000-52247	20-3200738
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 Windsor Street, West Springfield, Massachusetts	01089
_________________________________ (Address of principal executive offices)	___________ (Zip Code)

Registrant’s telephone number, including area code:	(413) 858-2500

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2011, Cyalume Technologies, Inc. (“CTI”), a subsidiary of Cyalume Technologies Holdings, Inc. (“Cyalume”), entered into a Stock Purchase Agreement (“SPA”) with Combat Training Solutions, Inc. (“CTS”) and Antonio Colon, the sole stockholder of CTS. CTS, based in Colorado Springs, Colorado, provides customers with realistic training simulation devices and their associated consumables.  These products allow military and law enforcement professionals to maintain operational readiness through safe, live training and hands-on situational exercises.  Pursuant to the SPA, CTI purchased all of the issued and outstanding capital stock of CTS. The consideration consisted of:

•	33,396 shares of common stock of Cyalume, which, for purposes of the transaction, were valued at $125,000.
•	A one-time payment of $250,000 cash.
•
A potential variable earn-out payment, not to exceed $5,750,000, based on CTS meeting certain gross margin thresholds during the period commencing December 22, 2011 and ending December 31, 2013, to be paid after calendar year 2013 financial results are determined. These payments, if any, will consist of a minimum of 40% cash with the remainder in Cyalume common stock.

In a related transaction on December 22, 2011, Cyalume Realty, Inc. (“CRI”), a subsidiary of Cyalume, purchased from Antonio Colon a piece of land located in Colorado Springs, Colorado. The consideration consisted of:

•	100,188 shares of common stock of Cyalume, which, for purposes of the transaction, were valued at $375,000.
•	A $250,000 promissory note, payable in full to Antonio Colon on April 5, 2012 at 0% interest.

In connection with entering into the SPA, Cyalume entered into a registration rights agreement with Antonio Colon pursuant to which Cyalume is required to file a registration statement with the Securities and Exchange Commission registering for resale the shares of common stock described above.

On December 22, 2011, Cyalume issued a press release relating to the SPA. The full text of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description
99.1	Press release dated December 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyalume Technologies Holdings, Inc.

December 23, 2011	By:	/s/ Michael Bielonko
Name: Michael Bielonko
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated December 22, 2011.